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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 29, 1999


                            People's Choice TV Corp.
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             (Exact Name of Registrant as specified in its Charter)



          Delaware                     0-21920              06-1366643
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(State or other jurisdiction    (Commission File No.)    (I.R.S. Employer
       of corporation)                                   Identification No.)



2 Corporate Drive
Shelton, Connecticut                                   06484
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(Address of Principal                               (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code:          (203) 925-7900
                                                     ----------------------



                                       N/A
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          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

                  On April 29, 1999, People's Choice TV Corp., a Delaware corporation (the "Company") issued a press release relating to recent transactions which Sprint Corporation ("Sprint") has entered into with certain stockholders of the Company, pursuant to which the consideration to be received by each common stockholder of the Company in Sprint's pending acquisition of the Company will be increased from $8.00 to $10.00 per share in cash.

                  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



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                  Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business acquired:  None
         (b)      Pro Forma Financial Information:  None
         (c)      Exhibits:
                  Exhibit 99.1      Press Release




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act, of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.





Date:  April 30, 1999      By:  /s/ Matthew Oristano
                                -------------------------------------
                                Matthew Oristano
                                Chairman and Chief Executive Officer